                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934








       Date of Report (Date of earliest event reported): August 14, 1996





                              WOOLWORTH CORPORATION
             (Exact name of registrant as specified in its charter)



      New York                        No. 1-10299                13-3513936
(State or other jurisdic-             (Commission              (IRS Employer
  tion of incorporation)              File Number)          Identification No.)



233 Broadway, New York, New York                                 10279-0003
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code: (212) 553-2000
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Item 5.           Other Events.

                  On August 14, 1996 the Registrant announced that its Board of Directors called for the redemption of all of the outstanding shares of the Registrant's $2.20 Series A Convertible Preferred Stock ("Preferred Stock") on October 23, 1996 at the redemption price of $45 per share. Shares of Preferred Stock may be converted into shares of the Registrant's Common Stock at the rate of 5.68 shares of Common Stock for each share of Preferred Stock. Conversion rights expire at 5:00 P.M. New York City time on October 18, 1996.

                  (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)



Item 7.           Financial Statements and Exhibits.

(c)      Exhibits


                  In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                           WOOLWORTH CORPORATION
                                               (Registrant)


Date:  August 16, 1996                 By: /s/GARY M. BAHLER
                                           -------------------------------
                                          Gary M. Bahler
                                          Vice President, General
                                          Counsel and Secretary


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                              WOOLWORTH CORPORATION

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K

Exhibit No. in Item 601
   of Regulation S-K                                      Description
- -----------------------                                   -----------
           1                                                   *
           2                                                   *
           3                                                   *
           4                                                   *
           5                                                   *
           6                                                   *
           7                                                   *
           8                                                   *
           9                                                   *
          10                                                   *
          11                                                   *
          12                                                   *
          13                                                   *
          14                                                   *
          15                                                   *
          16                                                   *
          17                                                   *
          18                                                   *
          19                                                   *
          20                                                   *
          21                                                   *
          22                                                   *
          23                                                   *
          24                                                   *
          25                                                   *
          26                                                   *
          27                                                   *
          28                                                   *
          99                                              News Release Dated
                                                          August 14, 1996

- -----------------------------
  * Not applicable.


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